UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22441

John Hancock Hedged Equity & Income Fund (Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service) Registrant's telephone number, including area code: 617-543-9634

Date of fiscal year end:	December 31
Date of reporting period:	December 31, 2021

ITEM 1. REPORT TO STOCKHOLDERS

Annual report
John Hancock
Hedged Equity & Income Fund
Closed-end international equity
Ticker: HEQ
December 31, 2021

Managed distribution plan

The fund has adopted a managed distribution plan (Plan). Under the Plan, the fund makes quarterly distributions of an amount equal to $0.2900 per share. The fund may make additional distributions: (i) for purposes of not incurring federal income tax at the fund level of investment company taxable income and net capital gain, if any, not included in such regular distributions; and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular distributions.
The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund’s shareholders. The Plan is subject to periodic review by the fund’s Board of Trustees.
You should not draw any conclusions about the fund’s investment performance from the amount of the fund’s distributions or from the terms of the fund’s Plan. The fund’s total return at net asset value (NAV) is presented in the "Financial highlights" section.
With each distribution that does not consist solely of net income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income-tax purposes. The fund may, at times, distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with "yield" or "income".

A message to shareholders
Dear shareholder,
Global equities performed very well during the 12 months ended December 31, 2021, as the gradual lifting of virus-related restrictions fueled a surge in economic growth and corporate earnings. Monetary policy was also supportive through the first three calendar quarters, with most central banks holding interest rates near zero and maintaining stimulative quantitative easing programs.
Although concerns about new variants of COVID-19, rising inflation, and the possibility of higher rates in 2022 weighed on sentiment late in the period, the major world indexes closed the year at or near all-time highs. The emerging markets, which finished in negative territory as a group, were notable underperformers due in part to a protracted sell-off in China.
As new variants of COVID-19 emerge, the markets could get increasingly volatile and economic disruptions may occur. In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Hedged Equity & Income Fund

2	Your fund at a glance
5	Manager’s discussion of fund performance
7	A look at performance
9	Fund’s investments
35	Financial statements
38	Financial highlights
39	Notes to financial statements
49	Report of independent registered public accounting firm
50	Tax information
51	Investment objective, principal investment strategies, and principal risks
55	Additional information
57	Trustees and Officers
61	More information
1	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2021 (%)

The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The performance data contained within this material represents past performance, which does not guarantee future results.
Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may increase when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Vaccine rollouts and improving growth supported equities
Markets advanced amid the accelerating global rollout of COVID-19 vaccines as well as a favorable outlook for global economic growth and solid corporate earnings.
The fund’s equity strategy contributed to relative results
The fund’s equity strategy contributed to performance; however, the fund underperformed its comparative index, the MSCI All Country World Index.
The fund’s supporting strategies hurt performance
The premium income generated by the fund’s options and beta hedge strategies were unable to offset losses on calls given a rising U.S. equity market.
PORTFOLIO COMPOSITION AS OF 12/31/2021 (% of net assets)

3	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

SECTOR COMPOSITION AS OF 12/31/21 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	4

Manager’s discussion of fund performance
What factors affected global equity markets during the 12 months ended December 31, 2021?
Global equities advanced, as measured by the fund’s comparative index, the MSCI All Country World Index, amid the accelerating global rollout of COVID-19 vaccines, a favorable outlook for global economic growth, strong corporate earnings, and substantial support from governments and central banks. The combination of surging commodity prices, pent-up demand, global supply chain disruptions, and stimulus-powered economic growth drove inflation higher, a situation worsened by a resurgence of COVID-19 cases in the second half of the year that further snarled production and transportation of goods. In response to persistent inflation, many central bank policymakers in developed markets began unwinding their stimulus measures and setting a course for higher interest rates.
The fund underperformed its comparative index for the period. What led to these results?
Underperformance was driven by the fund’s call option and beta hedge strategies during a period of a rising equity market. Within the equity strategy, stock selection in the utilities, consumer discretionary, and industrials sectors, as well as positive allocation effects from an underweight in consumer discretionary and overweights to energy and financials, contributed to relative performance. These were slightly
TOP 10 HOLDINGS AS OF 12/31/2021 (% of net assets)
Pfizer, Inc.	2.6
Johnson & Johnson	1.7
The Bank of Nova Scotia	1.4
AXA SA	1.4
Taiwan Semiconductor Manufacturing Company, Ltd.	1.3
Merck & Company, Inc.	1.3
Texas Instruments, Inc.	1.2
Philip Morris International, Inc.	1.2
Verizon Communications, Inc.	1.2
Bank of America Corp.	1.1
TOTAL	14.4
Cash and cash equivalents are not included.
COUNTRY COMPOSITION AS OF 12/31/2021 (% of net assets)
United States	46.4
Japan	9.9
Canada	7.0
United Kingdom	6.7
France	6.1
Switzerland	4.7
South Korea	3.0
Netherlands	1.7
Taiwan	1.4
Other countries	13.1
TOTAL	100.0
5	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

offset by an underweight allocation to the information technology (IT) sector as well as stock selection in the IT and materials sectors.
The fund’s options and hedging strategies are designed to generate income and reduce equity exposure through selling futures on the S&P 500 Index, MSCI EAFE Index, FTSE Index, and STOXX 50 Index. Although the fund received premiums from writing call options during the period, the premiums collected weren’t enough to offset the losses on the calls given the rising U.S. equity market indexes during the year.
Which holdings had the most significant positive and negative impacts?
The top relative contributors were global pharmaceuticals and healthcare products maker Pfizer, Inc. and a lack of exposure to Alibaba Group Holding, Ltd., a Chinese e-commerce and payments company. The top relative detractors included underweight exposures to smartphone designer and digital media services provider Apple, Inc. and software maker Microsoft Corp. We sold both holdings prior to period end.
How was the fund positioned at the end of the period?
At the end of the period, the fund’s largest overweights were in financials and energy, while the largest underweights were in IT and consumer discretionary. From a regional perspective, the fund ended the period most overweight Europe and most underweight North America. We continue to maintain allocations across differentiated fundamental and systematic investment styles as we seek to diversify the portfolio’s income generation.
MANAGED BY

Gregg R. Thomas, CFA
Roberto J. Isch, CFA
The views expressed in this report are exclusively those of Gregg R. Thomas, CFA, and Roberto J. Isch, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	6

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2021

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	10-Year	5-year	10-Year
At Net asset value	11.69	5.13	7.00	28.44	96.72
At Market price	24.20	6.52	8.57	37.17	127.51
MSCI ACWI	18.54	14.40	11.85	95.92	206.49
Performance figures assume all distributions have been reinvested.
The returns reflect past results and should not be considered indicative of future performance. Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be augmented when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
7	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Hedged Equity & Income Fund for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI ACWI.
The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The returns reflect past results and should not be considered indicative of future performance.
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	8

Fund’s investments
AS OF 12-31-21
	Shares	Value
Common stocks 83.4%		$132,832,872
(Cost $124,879,524)
Communication services 6.9%		10,976,439
Diversified telecommunication services 3.4%
AT&T, Inc.	21,191	521,299
BT Group PLC	49,792	114,546
Frontier Communications Parent, Inc. (A)	1,784	52,610
Hellenic Telecommunications Organization SA	55,379	1,023,079
Koninklijke KPN NV	275,268	853,503
KT Corp.	4,912	126,003
Magyar Telekom Telecommunications PLC	25,587	32,516
Orange SA	10,330	110,347
Swisscom AG	333	187,853
Telefonica Brasil SA	6,913	60,012
Telenor ASA	24,445	384,252
Telkom Indonesia Persero Tbk PT	137,641	39,283
Turk Telekomunikasyon AS	77,401	56,310
Verizon Communications, Inc.	35,091	1,823,328
Entertainment 0.1%
DeNA Company, Ltd.	4,680	72,067
Nintendo Company, Ltd.	385	180,125
Interactive media and services 0.0%
Gree, Inc.	1,460	10,734
Media 2.4%
Comcast Corp., Class A	23,107	1,162,975
Criteo SA, ADR (A)	831	32,301
Dentsu Group, Inc.	19,527	695,029
Fuji Media Holdings, Inc.	3,145	30,263
Metropole Television SA	3,785	74,065
Nippon Television Holdings, Inc.	5,910	59,967
Omnicom Group, Inc.	5,050	370,014
RTL Group SA	1,843	97,682
Television Francaise 1	9,933	98,698
The Interpublic Group of Companies, Inc.	22,548	844,423
TV Asahi Holdings Corp.	3,930	48,920
ViacomCBS, Inc., Class B	1,083	32,685
WPP PLC	13,772	209,716
Zee Entertainment Enterprises, Ltd.	9,846	42,267
Wireless telecommunication services 1.0%
America Movil SAB de CV, Series L, ADR	4,052	85,538
KDDI Corp.	28,406	830,697
MTN Group, Ltd. (A)	3,401	36,455
9	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Communication services (continued)
Wireless telecommunication services (continued)
SK Telecom Company, Ltd.	2,205	$107,155
SoftBank Corp.	29,453	372,008
Turkcell Iletisim Hizmetleri AS	30,068	41,836
VEON, Ltd., ADR (A)	32,677	55,878
Consumer discretionary 6.6%		10,605,918
Auto components 0.8%
Bridgestone Corp.	15,646	671,724
Continental AG (A)	895	94,034
Exedy Corp.	1,825	26,420
Hankook Tire & Technology Company, Ltd. (A)	1,625	54,287
Hyundai Mobis Company, Ltd.	144	30,781
NOK Corp.	6,415	69,875
Sumitomo Electric Industries, Ltd.	8,840	115,371
Sumitomo Riko Company, Ltd.	3,060	15,803
Tachi-S Company, Ltd.	3,170	34,844
Tokai Rika Company, Ltd.	4,750	64,017
Toyota Boshoku Corp.	1,000	19,620
TS Tech Company, Ltd.	5,100	62,778
Unipres Corp.	5,000	34,955
Automobiles 2.3%
Astra International Tbk PT	182,546	73,064
Daimler AG	1,624	124,080
Dongfeng Motor Group Company, Ltd., H Shares	113,426	94,291
Hero MotoCorp, Ltd.	5,095	168,344
Honda Motor Company, Ltd.	8,670	246,668
Isuzu Motors, Ltd.	69,632	866,673
Kia Corp. (A)	9,602	662,664
Mitsubishi Motors Corp. (A)	9,220	25,692
Nissan Motor Company, Ltd. (A)	19,500	93,923
Renault SA (A)	1,947	67,542
Subaru Corp.	6,190	110,602
Toyota Motor Corp.	22,231	410,886
XPeng, Inc., ADR (A)	822	41,371
Yamaha Motor Company, Ltd.	25,239	606,218
Diversified consumer services 0.0%
Benesse Holdings, Inc.	420	8,248
Hotels, restaurants and leisure 0.9%
Darden Restaurants, Inc.	1,770	266,633
McDonald’s Corp.	1,103	295,681
OPAP SA	18,758	265,678
Sands China, Ltd. (A)	203,200	471,586
Starbucks Corp.	1,663	194,521
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	10

	Shares	Value
Consumer discretionary (continued)
Household durables 0.4%
Coway Company, Ltd. (A)	1,124	$70,420
Garmin, Ltd.	3,259	443,778
Nikon Corp.	6,345	68,350
Tamron Company, Ltd.	780	19,352
Leisure products 0.2%
Bandai Namco Holdings, Inc.	2,394	187,183
Hasbro, Inc.	982	99,948
Multiline retail 0.1%
Marks & Spencer Group PLC (A)	13,822	43,481
Target Corp.	703	162,702
Specialty retail 1.9%
CECONOMY AG (A)	10,054	43,254
Chow Tai Fook Jewellery Group, Ltd. (A)	331,888	598,022
Industria de Diseno Textil SA	17,881	576,663
Kingfisher PLC	15,628	71,885
Shimamura Company, Ltd.	1,070	89,795
The Home Depot, Inc.	3,230	1,340,482
USS Company, Ltd.	19,396	303,038
Xebio Holdings Company, Ltd.	5,075	40,702
Textiles, apparel and luxury goods 0.0%
Sanyo Shokai, Ltd. (A)	1,860	14,369
Yue Yuen Industrial Holdings, Ltd. (A)	26,058	43,620
Consumer staples 5.5%		8,721,553
Beverages 0.5%
Anadolu Efes Biracilik Ve Malt Sanayii AS	21,894	49,039
Coca-Cola Icecek AS	6,665	44,706
Embotelladora Andina SA, Series B, ADR	3,918	50,503
PepsiCo, Inc.	1,736	301,561
The Coca-Cola Company	5,119	303,096
Food and staples retailing 0.1%
Carrefour SA	4,836	88,661
J Sainsbury PLC	30,371	113,526
METRO AG	2,069	21,705
Food products 1.8%
Astral Foods, Ltd.	3,471	37,601
General Mills, Inc.	3,432	231,248
Kellogg Company	14,820	954,704
Mondelez International, Inc., Class A	997	66,111
Nestle SA	8,410	1,174,181
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	104,784	8,726
11	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Consumer staples (continued)
Food products (continued)
The Hershey Company	427	$82,612
The J.M. Smucker Company	499	67,774
The Kraft Heinz Company	4,156	149,200
Ulker Biskuvi Sanayi AS	22,594	29,795
Household products 1.1%
Colgate-Palmolive Company	1,953	166,669
Kimberly-Clark Corp.	1,291	184,510
The Clorox Company	621	108,278
The Procter & Gamble Company	7,724	1,263,492
Unilever Indonesia Tbk PT	376,852	108,677
Personal products 0.1%
Unilever PLC	1,732	92,916
Tobacco 1.9%
Altria Group, Inc.	12,997	615,928
British American Tobacco PLC	7,631	283,352
KT&G Corp.	2,627	174,532
Philip Morris International, Inc.	20,510	1,948,450
Energy 7.7%		12,257,291
Energy equipment and services 0.1%
Fugro NV (A)	3,899	30,596
Saipem SpA (A)	16,722	35,061
Trican Well Service, Ltd. (A)	16,508	36,149
Oil, gas and consumable fuels 7.6%
Adaro Energy Tbk PT	5,902,380	936,038
ARC Resources, Ltd.	4,777	43,429
BP PLC	65,900	295,273
Cameco Corp.	3,629	79,124
Canadian Natural Resources, Ltd.	15,303	646,623
Chevron Corp.	2,103	246,787
Coal India, Ltd.	102,617	201,449
Devon Energy Corp.	15,186	668,943
Enbridge, Inc.	31,403	1,226,627
Eni SpA	15,027	208,842
EOG Resources, Inc.	7,192	638,865
Exxon Mobil Corp.	7,090	433,837
Foresight Energy LLC (A)	191	2,477
Galp Energia SGPS SA	3,004	29,148
Gazprom PJSC, ADR	17,587	161,625
Inpex Corp.	92,110	800,951
Japan Petroleum Exploration Company, Ltd.	2,105	45,838
LUKOIL PJSC, ADR	339	30,442
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	12

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Lundin Energy AB	17,207	$615,714
Oil & Natural Gas Corp., Ltd.	36,403	69,538
Ovintiv, Inc.	1,285	43,235
Pioneer Natural Resources Company	3,651	664,044
Royal Dutch Shell PLC, B Shares	19,036	417,965
Suncor Energy, Inc.	25,804	645,635
Surgutneftegas PJSC, ADR (London Stock Exchange)	14,506	77,583
TC Energy Corp.	23,924	1,112,652
The Williams Companies, Inc.	9,820	255,713
TotalEnergies SE	28,596	1,455,542
Tourmaline Oil Corp.	1,517	48,978
Ultrapar Participacoes SA	13,893	36,837
YPF SA, ADR (A)	4,118	15,731
Financials 18.0%		28,616,066
Banks 8.7%
ABN AMRO Bank NV (B)	7,579	111,409
AIB Group PLC (A)	38,558	93,956
Bank Mandiri Persero Tbk PT	214,809	106,068
Bank of America Corp.	40,849	1,817,372
Bank of Ireland Group PLC (A)	15,541	88,016
Bank of Montreal	5,853	630,159
BNP Paribas SA	2,912	201,339
BPER Banca	29,030	59,997
CaixaBank SA	54,071	147,702
Canara Bank (A)	17,210	46,016
CIMB Group Holdings BHD	65,944	86,260
Dah Sing Financial Holdings, Ltd.	11,819	35,797
DGB Financial Group, Inc. (A)	8,439	66,498
DNB Bank ASA	44,997	1,029,249
Erste Group Bank AG	1,921	90,057
Huntington Bancshares, Inc.	9,211	142,034
Industrial Bank of Korea	4,034	34,897
ING Groep NV	12,165	169,130
Kasikornbank PCL	17,152	72,620
Kasikornbank PCL, NVDR	14,682	62,163
KB Financial Group, Inc.	3,429	158,572
Mitsubishi UFJ Financial Group, Inc.	185,189	1,007,849
Resona Holdings, Inc.	34,860	135,472
Royal Bank of Canada	16,217	1,721,121
Sberbank of Russia PJSC, ADR	3,353	52,810
Shinhan Financial Group Company, Ltd.	4,445	137,346
Skandinaviska Enskilda Banken AB, A Shares	41,245	572,627
13	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
Societe Generale SA	5,001	$171,878
Standard Chartered PLC	125,022	760,232
Sumitomo Mitsui Financial Group, Inc.	5,230	178,590
Sumitomo Mitsui Trust Holdings, Inc.	3,850	128,738
The Bank of Nova Scotia	31,375	2,221,140
The Tochigi Bank, Ltd.	9,810	19,691
The Toronto-Dominion Bank	8,377	642,240
Truist Financial Corp.	6,858	401,536
Unicaja Banco SA (B)	63,988	62,954
UniCredit SpA	13,955	214,507
Woori Financial Group, Inc.	12,623	134,616
Capital markets 2.9%
BlackRock, Inc.	173	158,392
CME Group, Inc.	3,038	694,061
GAM Holding AG (A)	3,875	5,772
Hargreaves Lansdown PLC	1,101	20,232
Ichiyoshi Securities Company, Ltd.	4,250	24,363
IGM Financial, Inc.	18,145	654,393
Intercontinental Exchange, Inc.	493	67,428
Julius Baer Group, Ltd.	513	34,305
Magellan Financial Group, Ltd.	801	12,377
MarketAxess Holdings, Inc.	65	26,733
Meritz Securities Company, Ltd. (A)	154,292	668,037
Nomura Holdings, Inc.	10,073	43,874
Partners Group Holding AG	28	46,223
T. Rowe Price Group, Inc.	2,021	397,409
The Blackstone Group, Inc.	2,162	279,741
UBS Group AG	83,566	1,499,950
Consumer finance 0.0%
Provident Financial PLC (A)	12,942	63,108
Diversified financial services 0.1%
FirstRand, Ltd.	24,108	91,975
G-Resources Group, Ltd. (A)	20,130	7,236
Insurance 6.2%
Admiral Group PLC	9,783	418,756
Ageas SA/NV	2,058	106,578
Allianz SE	904	213,216
Arthur J. Gallagher & Company	469	79,575
Assicurazioni Generali SpA	26,792	566,241
Aviva PLC	28,618	159,522
AXA SA	73,360	2,183,433
Caixa Seguridade Participacoes S/A	32,753	48,923
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	14

	Shares	Value
Financials (continued)
Insurance (continued)
China Reinsurance Group Corp., H Shares	691,754	$66,566
Dai-ichi Life Holdings, Inc.	6,365	128,382
DB Insurance Company, Ltd. (A)	14,110	640,631
Gjensidige Forsikring ASA	2,078	50,414
MS&AD Insurance Group Holdings, Inc.	1,960	60,353
Old Mutual, Ltd.	93,155	76,521
Phoenix Group Holdings PLC	39,951	353,647
Power Corp. of Canada	19,990	660,565
Sanlam, Ltd.	35,789	133,375
SCOR SE	2,858	89,222
Swiss Re AG	2,115	208,779
T&D Holdings, Inc.	12,615	161,166
The Progressive Corp.	15,538	1,594,976
Tokio Marine Holdings, Inc.	20,700	1,152,361
Tongyang Life Insurance Company, Ltd. (A)	5,633	31,242
Zurich Insurance Group AG	1,488	651,862
Mortgage real estate investment trusts 0.1%
Annaly Capital Management, Inc.	21,930	171,493
Health care 11.2%		17,906,449
Biotechnology 1.0%
AbbVie, Inc.	10,767	1,457,852
Amgen, Inc.	994	223,620
Health care equipment and supplies 0.8%
Abbott Laboratories	2,127	299,354
Becton, Dickinson and Company	286	71,923
Medtronic PLC	7,659	792,324
Paramount Bed Holdings Company, Ltd.	2,570	43,596
Health care providers and services 0.4%
Alfresa Holdings Corp.	4,680	62,365
Cardinal Health, Inc.	1,836	94,536
CVS Health Corp.	1,390	143,392
Fresenius SE & Company KGaA	3,888	156,272
Netcare, Ltd. (A)	19,585	19,529
UnitedHealth Group, Inc.	379	190,311
Health care technology 0.0%
AGFA-Gevaert NV (A)	7,366	31,801
Life sciences tools and services 0.0%
CMIC Holdings Company, Ltd.	1,420	18,898
Pharmaceuticals 9.0%
AstraZeneca PLC	11,824	1,380,681
Bristol-Myers Squibb Company	14,304	891,854
15	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care (continued)
Pharmaceuticals (continued)
Eisai Company, Ltd.	770	$43,711
Eli Lilly & Company	571	157,722
GlaxoSmithKline PLC	217	4,725
Johnson & Johnson	16,068	2,748,753
Kissei Pharmaceutical Company, Ltd.	1,840	36,106
Merck & Company, Inc.	26,339	2,018,621
Novartis AG	20,680	1,817,192
Ono Pharmaceutical Company, Ltd.	6,230	154,849
Pfizer, Inc.	68,907	4,068,942
Roche Holding AG	1,626	674,564
Sanofi	1,140	114,392
Takeda Pharmaceutical Company, Ltd.	6,905	188,564
Industrials 6.8%		10,904,487
Aerospace and defense 1.8%
Austal, Ltd.	15,157	21,499
Babcock International Group PLC (A)	17,337	75,085
BAE Systems PLC	167,941	1,252,368
Dassault Aviation SA	791	85,552
Lockheed Martin Corp.	3,812	1,354,823
Northrop Grumman Corp.	85	32,901
Air freight and logistics 0.3%
bpost SA (A)	2,754	24,038
CH Robinson Worldwide, Inc.	1,163	125,174
PostNL NV	12,549	54,565
United Parcel Service, Inc., Class B	1,022	219,055
Airlines 0.1%
easyJet PLC (A)	4,953	37,623
Japan Airlines Company, Ltd. (A)	4,870	92,449
Building products 0.5%
AGC, Inc.	13,457	642,882
Cie de Saint-Gobain	3,452	242,836
Commercial services and supplies 0.2%
Aeon Delight Company, Ltd.	2,179	63,866
Prosegur Cia de Seguridad SA	20,161	52,882
Republic Services, Inc.	693	96,639
Toppan, Inc.	3,360	63,053
Waste Management, Inc.	603	100,641
Construction and engineering 0.7%
Chiyoda Corp. (A)	6,515	19,913
Implenia AG (A)	1,769	40,237
JGC Holdings Corp.	10,655	89,009
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	16

	Shares	Value
Industrials (continued)
Construction and engineering (continued)
Vinci SA	9,735	$1,028,160
Electrical equipment 0.1%
Cosel Company, Ltd.	4,470	33,199
Emerson Electric Company	312	29,007
Ushio, Inc.	2,770	46,022
Zumtobel Group AG	2,577	22,574
Industrial conglomerates 0.6%
3M Company	1,940	344,602
Alfa SAB de CV, Class A	895,670	657,465
Machinery 0.8%
Caterpillar, Inc.	391	80,835
Daimler Truck Holding AG (A)	812	29,851
Hino Motors, Ltd.	11,910	98,209
Hisaka Works, Ltd.	2,930	21,991
Kone OYJ, B Shares	5,859	420,434
Makino Milling Machine Company, Ltd.	1,040	37,218
Mitsubishi Heavy Industries, Ltd.	1,655	38,264
OKUMA Corp.	930	41,389
PACCAR, Inc.	2,210	195,055
Stanley Black & Decker, Inc.	349	65,828
Sumitomo Heavy Industries, Ltd.	2,860	69,420
THK Company, Ltd.	4,770	115,740
Marine 0.1%
D/S Norden A/S	2,794	70,932
Pacific Basin Shipping, Ltd.	172,846	63,540
Professional services 0.8%
Adecco Group AG	3,416	174,070
Bureau Veritas SA	27,838	924,192
Hays PLC	42,292	83,973
Pagegroup PLC	8,006	68,812
SThree PLC	5,643	35,421
Road and rail 0.0%
The Go-Ahead Group PLC (A)	2,208	19,977
Trading companies and distributors 0.8%
Mitsubishi Corp.	8,743	277,617
Mitsui & Company, Ltd.	5,071	120,172
Rexel SA (A)	2,700	54,682
SIG PLC (A)	21,698	13,979
Triton International, Ltd.	12,753	768,113
Transportation infrastructure 0.0%
Kamigumi Company, Ltd.	3,520	66,654
17	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology 9.6%		$15,249,113
Communications equipment 1.2%
Cisco Systems, Inc.	25,844	1,637,734
Motorola Solutions, Inc.	130	35,321
Nokia OYJ (A)	29,818	188,858
Electronic equipment, instruments and components 0.3%
Alps Alpine Company, Ltd.	5,850	55,177
Citizen Watch Company, Ltd.	16,685	72,220
Delta Electronics Thailand PCL	1,344	16,638
Enplas Corp.	380	9,012
Foxconn Technology Company, Ltd.	26,935	63,076
Hon Hai Precision Industry Company, Ltd.	25,351	95,070
Nichicon Corp.	2,430	26,701
Nippon Chemi-Con Corp. (A)	3,450	53,629
PAX Global Technology, Ltd.	32,173	22,776
IT services 1.4%
Automatic Data Processing, Inc.	1,101	271,485
Broadridge Financial Solutions, Inc.	1,225	223,955
Fidelity National Information Services, Inc.	930	101,510
IBM Corp.	3,439	459,657
Itochu Techno-Solutions Corp.	2,169	69,772
Jack Henry & Associates, Inc.	553	92,345
Mastercard, Inc., Class A	952	342,073
Paychex, Inc.	864	117,936
Sopra Steria Group SACA	139	24,945
The Western Union Company	5,607	100,029
Visa, Inc., Class A	1,907	413,266
Semiconductors and semiconductor equipment 4.3%
Analog Devices, Inc.	2,412	423,957
Broadcom, Inc.	773	514,362
Disco Corp.	806	246,356
Intel Corp.	13,864	713,996
KLA Corp.	655	281,722
Miraial Company, Ltd.	2,090	35,012
NVIDIA Corp.	430	126,467
QUALCOMM, Inc.	1,965	359,340
Skyworks Solutions, Inc.	893	138,540
Taiwan Semiconductor Manufacturing Company, Ltd.	91,998	2,035,087
Texas Instruments, Inc.	10,523	1,983,270
Tokyo Seimitsu Company, Ltd.	815	36,099
Software 1.1%
Intuit, Inc.	565	363,419
The Sage Group PLC	57,669	667,284
Trend Micro, Inc.	13,877	770,396
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	18

	Shares	Value
Information technology (continued)
Technology hardware, storage and peripherals 1.3%
Canon, Inc.	38,344	$935,350
Catcher Technology Company, Ltd.	13,607	76,923
HP, Inc.	7,595	286,104
Maxell, Ltd.	3,410	40,588
Quadient SA	2,923	63,659
Samsung Electronics Company, Ltd.	10,019	657,997
Materials 3.9%		6,154,392
Chemicals 0.4%
BASF SE	3,357	235,612
China BlueChemical, Ltd., H Shares	133,156	37,070
EMS-Chemie Holding AG	113	126,287
PhosAgro PJSC, GDR	9,100	196,378
Construction materials 0.2%
Holcim, Ltd. (A)	3,911	198,910
Imerys SA	1,379	57,289
Taiheiyo Cement Corp.	3,580	70,696
Vicat SA	1,230	50,393
Containers and packaging 0.1%
International Paper Company	2,774	130,323
Nampak, Ltd. (A)	49,556	12,155
Metals and mining 3.2%
African Rainbow Minerals, Ltd.	6,478	93,917
Anglo American Platinum, Ltd.	576	65,697
Anglo American PLC	4,404	181,146
Barrick Gold Corp.	5,257	99,949
BHP Group PLC	7,250	215,722
BHP Group, Ltd.	13,743	414,925
Centamin PLC	31,933	38,664
Centerra Gold, Inc.	6,235	48,058
Chubu Steel Plate Company, Ltd.	1,386	11,330
Eldorado Gold Corp. (A)	3,731	34,885
Endeavour Mining PLC	2,739	60,044
Eregli Demir ve Celik Fabrikalari TAS	41,542	88,378
Gold Fields, Ltd.	2,737	30,283
Harmony Gold Mining Company, Ltd., ADR	10,372	42,629
Impala Platinum Holdings, Ltd.	5,943	83,836
Kinross Gold Corp. (New York Stock Exchange)	12,455	72,364
Korea Zinc Company, Ltd. (A)	1,946	837,307
Kyoei Steel, Ltd.	4,160	51,196
Maruichi Steel Tube, Ltd.	3,150	69,795
MMC Norilsk Nickel PJSC, ADR	10,311	316,238
Nakayama Steel Works, Ltd.	5,890	21,846
19	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Materials (continued)
Metals and mining (continued)
Neturen Company, Ltd.	4,120	$20,894
Newmont Corp.	1,387	86,008
Norsk Hydro ASA	5,730	45,087
Nucor Corp.	752	85,841
OceanaGold Corp. (A)	21,643	37,641
Pacific Metals Company, Ltd.	1,630	30,295
Polyus PJSC, GDR	252	22,258
Polyus PJSC, GDR (London Stock Exchange)	29	2,561
Resolute Mining, Ltd. (A)	35,460	10,093
Rio Tinto PLC	24,323	1,604,010
Rio Tinto, Ltd.	1,018	74,286
Tokyo Steel Manufacturing Company, Ltd.	4,350	52,178
Yamato Kogyo Company, Ltd.	1,845	59,797
Yodogawa Steel Works, Ltd.	1,360	30,121
Real estate 2.6%		4,177,375
Equity real estate investment trusts 1.9%
Digital Realty Trust, Inc.	1,780	314,829
Extra Space Storage, Inc.	177	40,131
Iron Mountain, Inc.	2,648	138,570
Land Securities Group PLC	7,012	74,004
Medical Properties Trust, Inc.	58,992	1,393,981
Public Storage	837	313,507
Simon Property Group, Inc.	4,031	644,033
The British Land Company PLC	10,233	73,896
WP Carey, Inc.	1,081	88,696
Real estate management and development 0.7%
Agile Group Holdings, Ltd.	3,170	1,721
CK Asset Holdings, Ltd.	17,558	110,755
Jinke Properties Group Company, Ltd., Class A	13,100	9,215
Mitsubishi Estate Company, Ltd.	7,830	108,622
Nexity SA	17,419	820,271
Shimao Group Holdings, Ltd.	68,955	45,144
Utilities 4.6%		7,263,789
Electric utilities 2.9%
Alliant Energy Corp.	1,084	66,633
American Electric Power Company, Inc.	1,623	144,398
CEZ AS	4,778	180,841
Duke Energy Corp.	12,985	1,362,127
Edison International	22,836	1,558,557
Entergy Corp.	502	56,550
Exelon Corp.	15,979	922,947
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	20

	Shares	Value
Utilities (continued)
Electric utilities (continued)
FirstEnergy Corp.	1,270	$52,819
NextEra Energy, Inc.	844	78,796
PPL Corp.	6,434	193,406
Gas utilities 0.1%
Enagas SA	3,040	70,623
Naturgy Energy Group SA	3,511	114,196
Multi-utilities 1.5%
Centrica PLC (A)	44,674	43,322
CMS Energy Corp.	378	24,589
Consolidated Edison, Inc.	4,215	359,624
Dominion Energy, Inc.	1,139	89,480
Engie SA	14,620	216,455
National Grid PLC	110,254	1,589,784
WEC Energy Group, Inc.	514	49,894
Water utilities 0.1%

Cia de Saneamento Basico do Estado de Sao Paulo	12,153	88,748
Preferred securities 0.3%		$536,725
(Cost $607,571)
Consumer discretionary 0.2%		394,334
Automobiles 0.2%
Volkswagen AG	1,963	394,334
Information technology 0.1%		124,294
Technology hardware, storage and peripherals 0.1%
Samsung Electronics Company, Ltd.	2,079	124,294
Materials 0.0%		18,097
Chemicals 0.0%

LG Chem, Ltd. (A)	75	18,097
Exchange-traded funds 0.1%		$192,422
(Cost $194,238)
iShares Core MSCI EAFE ETF	2,578	192,422
Closed-end funds 0.1%		$49,445
(Cost $42,097)
Sprott Physical Uranium Trust (A)	4,490	49,445
Other equity investments 0.0%		$0
(Cost $240,553)
Allstar Co-Invest LLC (LLC Interest) (A)(C)(D)	236,300	0

21	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Foreign government obligations 0.0%					$50,439
(Cost $60,976)
Argentina 0.0%					50,439
Republic of Argentina
Bond (1.125% to 7-9-22, then 1.500% to 7-9-23, then 3.625% to 7-9-24, then 4.125% to 7-9-27, then 4.750% to 7-9-28, then 5.000% thereafter)	1.125	07-09-35		75,000	24,001

Bond (2.500% to 7-9-22, then 3.500% to 7-9-29, then 4.875% thereafter)	2.500	07-09-41		75,000	26,438
Corporate bonds 12.9%					$20,654,282
(Cost $20,154,926)
Communication services 2.1%					3,294,476
Diversified telecommunication services 0.6%
Embarq Corp.	7.995	06-01-36		70,000	78,400
Frontier Communications Holdings LLC (B)	5.000	05-01-28		65,000	66,950
Frontier Communications Holdings LLC (B)	5.875	10-15-27		65,000	68,738
Frontier Communications Holdings LLC	5.875	11-01-29		90,473	90,473
Frontier Communications Holdings LLC (B)	6.750	05-01-29		105,000	109,200
Kaixo Bondco Telecom SA (B)	5.125	09-30-29	EUR	100,000	114,397
Lorca Telecom Bondco SA (B)	4.000	09-18-27	EUR	120,000	138,840
WP/AP Telecom Holdings IV BV (B)	3.750	01-15-29	EUR	100,000	114,937
Ziggo BV (B)	5.500	01-15-27		150,000	154,125
Entertainment 0.2%
Cinemark USA, Inc. (B)	5.250	07-15-28		180,000	175,500
Cinemark USA, Inc. (B)	5.875	03-15-26		45,000	45,563
ROBLOX Corp. (B)	3.875	05-01-30		100,000	101,435
Interactive media and services 0.2%
Arches Buyer, Inc. (B)	4.250	06-01-28		95,000	94,951
Arches Buyer, Inc. (B)	6.125	12-01-28		90,000	90,562
Endure Digital, Inc. (B)	6.000	02-15-29		125,000	116,250
Media 0.8%
Altice France SA (B)	3.375	01-15-28	EUR	100,000	110,640
Altice France SA	5.875	02-01-27	EUR	165,000	196,071
CCO Holdings LLC (B)	4.250	02-01-31		45,000	45,395
CCO Holdings LLC (B)	4.250	01-15-34		125,000	122,978
CCO Holdings LLC (B)	4.500	08-15-30		45,000	46,044
DISH DBS Corp.	5.000	03-15-23		175,000	179,375
DISH DBS Corp.	5.875	07-15-22		75,000	76,219
DISH DBS Corp.	5.875	11-15-24		30,000	30,818
DISH DBS Corp.	7.750	07-01-26		30,000	31,650
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	22

	Rate (%)	Maturity date		Par value^	Value
Communication services (continued)
Media (continued)
Scripps Escrow, Inc. (B)	5.875	07-15-27		125,000	$131,320
Sirius XM Radio, Inc. (B)	4.000	07-15-28		65,000	65,363
United Group BV	3.625	02-15-28	EUR	100,000	110,374
Virgin Media Secured Finance PLC (B)	4.125	08-15-30	GBP	100,000	133,325
Wireless telecommunication services 0.3%
Sprint Corp.	7.125	06-15-24		50,000	56,133
Sprint Corp.	7.875	09-15-23		100,000	110,125
T-Mobile USA, Inc.	2.250	02-15-26		35,000	35,088
T-Mobile USA, Inc. (B)	2.250	02-15-26		90,000	90,225
T-Mobile USA, Inc.	2.625	04-15-26		50,000	50,250
Vmed O2 UK Financing I PLC (B)	3.250	01-31-31	EUR	100,000	112,762
Consumer discretionary 2.5%					4,021,885
Auto components 0.1%
Adient Global Holdings, Ltd.	3.500	08-15-24	EUR	200,000	230,275
Automobiles 0.3%
Ford Motor Company	4.346	12-08-26		50,000	54,538
Ford Motor Credit Company LLC	3.339	03-28-22		200,000	200,350
Ford Motor Credit Company LLC	4.542	08-01-26		200,000	217,250
Diversified consumer services 0.1%
Q-Park Holding I BV (B)	2.000	03-01-27	EUR	100,000	107,341
SRS Distribution, Inc. (B)	4.625	07-01-28		65,000	65,244
Hotels, restaurants and leisure 1.0%
Caesars Entertainment, Inc. (B)	6.250	07-01-25		95,000	99,714
Caesars Entertainment, Inc. (B)	8.125	07-01-27		105,000	116,281
Caesars Resort Collection LLC (B)	5.750	07-01-25		30,000	31,329
Carnival Corp. (B)	5.750	03-01-27		15,000	15,000
Carnival Corp. (B)	6.000	05-01-29		180,000	179,100
Carnival Corp. (B)	7.625	03-01-26		20,000	20,965
Cirsa Finance International Sarl (B)	4.500	03-15-27	EUR	100,000	111,192
Jacobs Entertainment, Inc. (B)	7.875	02-01-24		165,000	168,300
New Red Finance, Inc. (B)	3.500	02-15-29		160,000	158,352
New Red Finance, Inc. (B)	4.000	10-15-30		60,000	58,950
Penn National Gaming, Inc. (B)	4.125	07-01-29		30,000	29,100
Penn National Gaming, Inc. (B)	5.625	01-15-27		186,000	189,720
Royal Caribbean Cruises, Ltd. (B)	5.500	08-31-26		125,000	127,100
Sugarhouse HSP Gaming Prop Mezz LP (B)	5.875	05-15-25		55,000	54,725
Wheel Bidco, Ltd. (B)	6.750	07-15-26	GBP	100,000	132,648
Yum! Brands, Inc. (B)	4.750	01-15-30		30,000	32,475
Household durables 0.3%
Ashton Woods USA LLC (B)	4.625	04-01-30		20,000	19,650
23	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Consumer discretionary (continued)
Household durables (continued)
Ashton Woods USA LLC (B)	6.625	01-15-28		95,000	$100,225
Empire Communities Corp. (B)	7.000	12-15-25		60,000	62,100
KB Home	4.800	11-15-29		30,000	32,745
M/I Homes, Inc.	3.950	02-15-30		40,000	39,400
M/I Homes, Inc.	4.950	02-01-28		70,000	72,800
Taylor Morrison Communities, Inc. (B)	5.750	01-15-28		140,000	156,450
Leisure products 0.1%
MajorDrive Holdings IV LLC (B)	6.375	06-01-29		130,000	125,775
Mattel, Inc. (B)	5.875	12-15-27		40,000	42,998
Specialty retail 0.6%
Bath & Body Works, Inc.	5.250	02-01-28		5,000	5,525
Bath & Body Works, Inc. (B)	6.625	10-01-30		50,000	56,625
Parts Europe SA (B)	6.500	07-16-25	EUR	100,000	117,828
Parts Europe SA	6.500	07-16-25	EUR	100,000	117,828
Specialty Building Products Holdings LLC (B)	6.375	09-30-26		175,000	183,412
Staples, Inc. (B)	7.500	04-15-26		200,000	205,500
The Gap, Inc. (B)	3.625	10-01-29		75,000	74,183
The Gap, Inc. (B)	3.875	10-01-31		75,000	73,969
The Michaels Companies, Inc. (B)	5.250	05-01-28		75,000	75,033
The Michaels Companies, Inc. (B)	7.875	05-01-29		50,000	49,250
Textiles, apparel and luxury goods 0.0%
G-III Apparel Group, Ltd. (B)	7.875	08-15-25		10,000	10,640
Consumer staples 0.4%					710,794
Food and staples retailing 0.2%
Bellis Acquisition Company PLC (B)	3.250	02-16-26	GBP	100,000	130,136
Performance Food Group, Inc. (B)	4.250	08-01-29		65,000	64,484
Performance Food Group, Inc. (B)	5.500	10-15-27		45,000	46,969
Food products 0.1%
B&G Foods, Inc.	5.250	09-15-27		55,000	56,859
Post Holdings, Inc. (B)	5.625	01-15-28		70,000	74,182
Post Holdings, Inc. (B)	5.750	03-01-27		50,000	51,625
Household products 0.1%
Diamond BC BV (B)	4.625	10-01-29		15,000	14,880
Energizer Gamma Acquisition BV (B)	3.500	06-30-29	EUR	200,000	219,596
Personal products 0.0%
Prestige Brands, Inc. (B)	5.125	01-15-28		50,000	52,063
Energy 1.7%					2,694,545
Energy equipment and services 0.0%
Transocean, Inc.	6.800	03-15-38		60,000	32,400
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	24

	Rate (%)	Maturity date		Par value^	Value
Energy (continued)
Oil, gas and consumable fuels 1.7%
Antero Midstream Partners LP (B)	5.750	01-15-28		90,000	$94,377
Apache Corp.	4.375	10-15-28		50,000	54,400
Apache Corp.	4.625	11-15-25		105,000	112,744
Apache Corp.	5.100	09-01-40		8,000	9,040
Buckeye Partners LP (B)	4.125	03-01-25		45,000	46,463
Buckeye Partners LP	4.125	12-01-27		15,000	15,459
Buckeye Partners LP (B)	4.500	03-01-28		40,000	40,300
Cheniere Energy Partners LP	4.500	10-01-29		71,000	75,260
Continental Resources, Inc.	4.375	01-15-28		10,000	10,811
Continental Resources, Inc.	4.900	06-01-44		25,000	27,706
Continental Resources, Inc. (B)	5.750	01-15-31		35,000	41,217
DCP Midstream Operating LP	5.375	07-15-25		45,000	49,163
DT Midstream, Inc. (B)	4.125	06-15-29		124,000	126,945
EG Global Finance PLC	6.250	10-30-25	EUR	100,000	116,696
EnLink Midstream LLC (B)	5.625	01-15-28		91,000	94,640
EQM Midstream Partners LP (B)	4.500	01-15-29		40,000	41,600
EQM Midstream Partners LP (B)	4.750	01-15-31		30,000	31,725
EQM Midstream Partners LP (B)	6.000	07-01-25		15,000	16,313
EQM Midstream Partners LP (B)	6.500	07-01-27		15,000	16,800
EQM Midstream Partners LP	6.500	07-15-48		50,000	60,750
EQT Corp. (B)	3.125	05-15-26		45,000	46,194
Occidental Petroleum Corp.	3.000	02-15-27		140,000	142,100
Occidental Petroleum Corp.	3.200	08-15-26		25,000	25,763
Occidental Petroleum Corp.	3.400	04-15-26		60,000	61,541
Occidental Petroleum Corp.	4.200	03-15-48		121,000	121,000
Occidental Petroleum Corp.	4.400	04-15-46		29,000	29,725
Occidental Petroleum Corp.	5.500	12-01-25		20,000	22,187
Occidental Petroleum Corp.	6.125	01-01-31		20,000	24,300
Occidental Petroleum Corp.	6.375	09-01-28		5,000	5,937
Ovintiv Exploration, Inc.	5.375	01-01-26		25,000	27,713
Ovintiv Exploration, Inc.	5.625	07-01-24		80,000	88,062
Petrobras Global Finance BV	5.093	01-15-30		45,000	46,803
Petrobras Global Finance BV	5.600	01-03-31		50,000	52,950
Petrobras Global Finance BV	5.750	02-01-29		105,000	113,006
Petrobras Global Finance BV	6.900	03-19-49		50,000	53,250
Petroleos Mexicanos	6.750	09-21-47		125,000	110,938
Petroleos Mexicanos	6.840	01-23-30		175,000	181,050
Southwestern Energy Company	4.750	02-01-32		15,000	15,797
Venture Global Calcasieu Pass LLC (B)	3.875	08-15-29		65,000	67,438
Venture Global Calcasieu Pass LLC (B)	4.125	08-15-31		45,000	47,700
Western Midstream Operating LP	5.300	02-01-30		150,000	164,856
Western Midstream Operating LP	6.500	02-01-50		50,000	59,125
YPF SA	7.000	12-15-47		120,000	72,301
25	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Financials 1.3%					$2,142,221
Banks 0.2%
Banco de Credito Social Cooperativo SA (5.250% to 5-27-26, then 5 Year Euro Swap Rate + 5.419%)	5.250	11-27-31	EUR	100,000	118,119
Banco do Brasil SA	4.625	01-15-25		200,000	208,502
Capital markets 0.1%
Credit Suisse Group AG (5.250% to 2-11-27, then 5 Year CMT + 4.889%) (B)(E)	5.250	02-11-27		200,000	206,500
Consumer finance 0.3%
Credit Acceptance Corp. (B)	5.125	12-31-24		75,000	76,875
Credit Acceptance Corp.	6.625	03-15-26		70,000	72,859
FirstCash, Inc. (B)	5.625	01-01-30		70,000	71,343
goeasy, Ltd. (B)	5.375	12-01-24		95,000	97,613
OneMain Finance Corp.	4.000	09-15-30		60,000	59,003
OneMain Finance Corp.	5.375	11-15-29		85,000	92,420
OneMain Finance Corp.	6.125	03-15-24		5,000	5,301
OneMain Finance Corp.	6.875	03-15-25		60,000	66,750
Insurance 0.1%
Acrisure LLC (B)	10.125	08-01-26		75,000	82,594
AssuredPartners, Inc. (B)	5.625	01-15-29		45,000	43,763
Genworth Holdings, Inc.	4.800	02-15-24		5,000	5,200
Genworth Holdings, Inc.	6.500	06-15-34		50,000	51,854
Thrifts and mortgage finance 0.6%
Enact Holdings, Inc. (B)	6.500	08-15-25		125,000	136,563
Home Point Capital, Inc. (B)	5.000	02-01-26		125,000	115,938
LD Holdings Group LLC (B)	6.125	04-01-28		35,000	32,988
LD Holdings Group LLC (B)	6.500	11-01-25		120,000	118,398
MGIC Investment Corp.	5.250	08-15-28		115,000	120,750
Nationstar Mortgage Holdings, Inc. (B)	5.125	12-15-30		70,000	69,125
PennyMac Financial Services, Inc. (B)	4.250	02-15-29		125,000	120,175
PennyMac Financial Services, Inc. (B)	5.375	10-15-25		60,000	61,650
United Wholesale Mortgage LLC (B)	5.500	04-15-29		110,000	107,938
Health care 1.3%					2,006,567
Biotechnology 0.1%
Grifols Escrow Issuer SA (B)	3.875	10-15-28	EUR	100,000	114,234
Health care equipment and supplies 0.2%
Hill-Rom Holdings, Inc. (B)	4.375	09-15-27		80,000	83,600
Mozart Debt Merger Sub, Inc. (B)	3.875	04-01-29		180,000	179,365
Mozart Debt Merger Sub, Inc. (B)	5.250	10-01-29		85,000	86,159
Health care providers and services 0.5%
Chrome Bidco SASU (B)	3.500	05-31-28	EUR	100,000	114,667
Community Health Systems, Inc. (B)	4.750	02-15-31		155,000	156,356
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	26

	Rate (%)	Maturity date		Par value^	Value
Health care (continued)
Health care providers and services (continued)
Community Health Systems, Inc. (B)	5.625	03-15-27		20,000	$21,167
Community Health Systems, Inc. (B)	6.625	02-15-25		95,000	98,325
HCA, Inc.	5.375	02-01-25		200,000	219,800
HCA, Inc.	5.375	09-01-26		60,000	67,425
HCA, Inc.	5.625	09-01-28		10,000	11,685
HCA, Inc.	5.875	02-01-29		5,000	5,958
HCA, Inc.	7.500	11-15-95		35,000	51,013
Health care technology 0.1%
CAB SELAS (B)	3.375	02-01-28	EUR	100,000	113,635
Life sciences tools and services 0.1%
Avantor Funding, Inc. (B)	3.875	07-15-28	EUR	100,000	118,406
Pharmaceuticals 0.3%
Bausch Health Companies, Inc. (B)	5.000	01-30-28		135,000	124,200
Bausch Health Companies, Inc. (B)	5.000	02-15-29		225,000	198,563
Bausch Health Companies, Inc. (B)	6.125	04-15-25		78,000	79,448
Catalent Pharma Solutions, Inc. (B)	3.125	02-15-29		30,000	29,592
Catalent Pharma Solutions, Inc. (B)	3.500	04-01-30		20,000	19,943
Teva Pharmaceutical Finance Netherlands II BV	3.750	05-09-27	EUR	100,000	113,026
Industrials 1.6%					2,489,183
Aerospace and defense 0.1%
TransDigm, Inc.	5.500	11-15-27		55,000	56,650
TransDigm, Inc. (B)	6.250	03-15-26		150,000	155,906
Air freight and logistics 0.0%
First Student Bidco, Inc. (B)	4.000	07-31-29		55,000	53,460
Building products 0.3%
Advanced Drainage Systems, Inc. (B)	5.000	09-30-27		25,000	25,844
Builders FirstSource, Inc. (B)	5.000	03-01-30		45,000	48,280
LBM Acquisition LLC (B)	6.250	01-15-29		185,000	182,919
Signal Parent, Inc. (B)	6.125	04-01-29		109,000	96,738
Victors Merger Corp. (B)	6.375	05-15-29		85,000	79,900
Commercial services and supplies 0.3%
American Builders & Contractors Supply Company, Inc. (B)	4.000	01-15-28		85,000	86,975
APX Group, Inc. (B)	6.750	02-15-27		50,000	52,500
Arena Luxembourg Finance Sarl (B)	1.875	02-01-28	EUR	100,000	107,242
Clean Harbors, Inc. (B)	4.875	07-15-27		49,000	50,470
Scientific Games International, Inc.	5.500	02-15-26	EUR	100,000	116,125
Electrical equipment 0.1%
Sensata Technologies BV (B)	5.000	10-01-25		100,000	108,500
Sensata Technologies BV (B)	5.625	11-01-24		10,000	10,993
27	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Industrials (continued)
Electrical equipment (continued)
Techem Verwaltungsgesellschaft 675 mbH (B)	2.000	07-15-25	EUR	100,000	$112,549
Machinery 0.2%
Meritor, Inc. (B)	4.500	12-15-28		95,000	95,238
TK Elevator Midco GmbH (B)	4.375	07-15-27	EUR	100,000	117,530
Verisure Holding AB (B)	3.250	02-15-27	EUR	100,000	113,370
Professional services 0.3%
La Financiere Atalian SASU	4.000	05-15-24	EUR	100,000	111,801
La Financiere Atalian SASU (B)	4.000	05-15-24	EUR	100,000	111,801
Nielsen Finance LLC (B)	4.500	07-15-29		163,000	160,350
The Dun & Bradstreet Corp. (B)	5.000	12-15-29		25,000	25,576
Trading companies and distributors 0.2%
Herc Holdings, Inc. (B)	5.500	07-15-27		140,000	145,600
Loxam SAS	3.250	01-14-25	EUR	100,000	114,089
Transportation infrastructure 0.1%
Imola Merger Corp. (B)	4.750	05-15-29		145,000	148,777
Information technology 0.6%					1,007,823
Electronic equipment, instruments and components 0.0%
II-VI, Inc. (B)	5.000	12-15-29		30,000	30,637
IT services 0.3%
Black Knight InfoServ LLC (B)	3.625	09-01-28		70,000	69,908
CDW LLC	2.670	12-01-26		95,000	97,337
Go Daddy Operating Company LLC (B)	3.500	03-01-29		100,000	99,235
Presidio Holdings, Inc. (B)	4.875	02-01-27		125,000	128,750
Presidio Holdings, Inc. (B)	8.250	02-01-28		60,000	63,900
Software 0.2%
CDK Global, Inc. (B)	5.250	05-15-29		60,000	63,600
Open Text Corp. (B)	3.875	02-15-28		85,000	86,636
Open Text Corp. (B)	3.875	12-01-29		20,000	20,250
Open Text Holdings, Inc. (B)	4.125	12-01-31		30,000	30,300
SS&C Technologies, Inc. (B)	5.500	09-30-27		150,000	156,750
Technology hardware, storage and peripherals 0.1%
Xerox Corp.	4.375	03-15-23		140,000	144,620
Xerox Holdings Corp. (B)	5.000	08-15-25		15,000	15,900
Materials 1.1%					1,760,874
Construction materials 0.0%
Standard Industries, Inc. (B)	4.375	07-15-30		50,000	51,025
Containers and packaging 0.7%
ARD Finance SA (5.000% Cash or 5.750% PIK) (B)	5.000	06-30-27	EUR	195,000	227,669
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	28

	Rate (%)	Maturity date		Par value^	Value
Materials (continued)
Containers and packaging (continued)
Ardagh Packaging Finance PLC (B)	2.125	08-15-26	EUR	105,000	$116,864
Crown European Holdings SA	2.875	02-01-26	EUR	125,000	150,285
Mauser Packaging Solutions Holding Company (B)	7.250	04-15-25		50,000	50,127
Owens-Brockway Glass Container, Inc. (B)	5.875	08-15-23		165,000	172,838
Silgan Holdings, Inc.	2.250	06-01-28	EUR	100,000	112,763
Titan Holdings II BV (B)	5.125	07-15-29	EUR	100,000	112,953
Trivium Packaging Finance BV	3.750	08-15-26	EUR	100,000	115,273
Metals and mining 0.3%
ABJA Investment Company Pte, Ltd.	5.450	01-24-28		200,000	218,511
Constellium SE	4.250	02-15-26	EUR	125,000	143,408
Novelis Corp. (B)	3.250	11-15-26		30,000	30,263
Novelis Corp. (B)	3.875	08-15-31		35,000	34,781
Novelis Corp. (B)	4.750	01-30-30		75,000	78,844
Paper and forest products 0.1%
Flex Acquisition Company, Inc. (B)	6.875	01-15-25		145,000	145,270
Real estate 0.2%					314,063
Equity real estate investment trusts 0.1%
VICI Properties LP (B)	3.500	02-15-25		10,000	10,150
VICI Properties LP (B)	3.750	02-15-27		5,000	5,164
VICI Properties LP (B)	4.250	12-01-26		60,000	62,488
VICI Properties LP (B)	4.625	12-01-29		50,000	53,211
Real estate management and development 0.1%
CIFI Holdings Group Company, Ltd.	4.375	04-12-27		200,000	183,050
Utilities 0.1%					211,851
Gas utilities 0.1%
AmeriGas Partners LP	5.500	05-20-25		102,000	109,268
AmeriGas Partners LP	5.625	05-20-24		20,000	21,623
AmeriGas Partners LP	5.875	08-20-26		10,000	11,185
Independent power and renewable electricity producers 0.0%
Clearway Energy Operating LLC (B)	3.750	02-15-31		60,000	59,850

Clearway Energy Operating LLC (B)	3.750	01-15-32		10,000	9,925
Convertible bonds 0.3%					$460,058
(Cost $422,859)
Consumer discretionary 0.1%					165,226
Automobiles 0.0%
Ford Motor Company, Zero Coupon (B)	0.000	03-15-26		55,000	75,659
Hotels, restaurants and leisure 0.1%
DraftKings, Inc. (B)(F)	4.610	03-15-28		64,000	48,192
29	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Shake Shack, Inc. (B)(F)	3.073	03-01-28		50,000	$41,375
Energy 0.0%					44,547
Oil, gas and consumable fuels 0.0%
Pioneer Natural Resources Company	0.250	05-15-25		25,000	44,547
Health care 0.1%					62,319
Health care equipment and supplies 0.1%
NuVasive, Inc.	0.375	03-15-25		65,000	62,319
Industrials 0.1%					132,909
Airlines 0.0%
JetBlue Airways Corp. (B)	0.500	04-01-26		62,000	57,797
Machinery 0.1%
The Middleby Corp.	1.000	09-01-25		47,000	75,112
Real estate 0.0%					55,057
Equity real estate investment trusts 0.0%

Pebblebrook Hotel Trust	1.750	12-15-26		50,000	55,057
Term loans (G) 0.4%					$570,042
(Cost $588,846)
Consumer staples 0.1%					111,343
Food products 0.1%
Froneri Lux FinCo SARL, 2020 EUR Term Loan B1 (6 month EURIBOR + 2.375%)	2.375	01-29-27	EUR	100,000	111,343
Financials 0.1%					258,892
Diversified financial services 0.1%
Crown Finance US, Inc., 2018 USD Term Loan (6 month LIBOR + 2.500%)	3.500	02-28-25		200,145	154,388
Crown Finance US, Inc., 2021 Incremental Term Loan B1 (6 month LIBOR + 8.250%)	9.250	05-23-24		8,658	9,188
Insurance 0.0%
HUB International, Ltd., 2018 Term Loan B (3 month LIBOR + 2.750%)	2.875	04-25-25		96,500	95,316
Industrials 0.1%					100,036
Commercial services and supplies 0.1%
PECF USS Intermediate Holding III Corp., Term Loan B (H)	TBD	12-15-28		100,000	100,036
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	30

	Rate (%)	Maturity date	Par value^	Value
Information technology 0.1%				$99,771
Software 0.1%
Ascend Learning LLC, 2021 Term Loan (H)	TBD	12-11-28	100,000	99,771

	Par value^	Value
Escrow certificates 0.0%		$0
(Cost $194)
Texas Competitive Electric Holdings Company LLC (A)(D)	500,000	0
Short-term investments 0.8%		$1,300,000
(Cost $1,300,000)
Repurchase agreement 0.8%		1,300,000
Goldman Sachs Tri-Party Repurchase Agreement dated 12-31-21 at 0.050% to be repurchased at $1,300,005 on 1-3-22, collateralized by $592,663 Federal Home Loan Mortgage Corp., 2.500% - 4.500% due 2-1-26 to 12-1-51 (valued at $611,801) and $682,392 Government National Mortgage Association, 3.000% - 5.500% due 10-15-27 to 2-20-43 (valued at $714,199)	1,300,000	1,300,000

Total investments (Cost $148,491,784) 98.3%	$156,646,285
Other assets and liabilities, net 1.7%	2,702,981
Total net assets 100.0%	$159,349,266

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
EUR	Euro
GBP	Pound Sterling

Security Abbreviations and Legend
ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
NVDR	Non-Voting Depositary Receipt
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
31	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

(C)	Restricted security as to resale, excluding 144A securities. For more information on this security refer to the Notes to financial statements.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(G)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(H)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	32

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Euro STOXX 50 Index Futures	184	Short	Mar 2022	$(8,766,525)	$(8,981,623)	$(215,098)
FTSE 100 Index Futures	19	Short	Mar 2022	(1,853,681)	(1,883,546)	(29,865)
MSCI EAFE Index Futures	86	Short	Mar 2022	(9,828,395)	(9,983,735)	(155,340)
S&P/TSX 60 Index Futures	17	Short	Mar 2022	(3,386,361)	(3,442,871)	(56,510)
						$(456,813)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CAD	155,000	USD	121,058	BNP	1/11/2022	$1,476	—
CAD	20,000	USD	15,599	DB	1/11/2022	212	—
EUR	136,000	USD	153,384	BNP	1/11/2022	1,473	—
EUR	101,000	USD	113,815	CITI	1/11/2022	1,189	—
EUR	54,000	USD	61,443	MSI	1/31/2022	69	—
GBP	102,000	USD	136,136	BNP	1/11/2022	1,925	—
GBP	14,000	USD	18,537	DB	1/11/2022	412	—
USD	1,580,358	CAD	2,005,000	GSI	3/16/2022	—	$(4,452)
USD	475,368	EUR	423,000	BNP	1/11/2022	—	(6,282)
USD	112,988	EUR	100,000	DB	1/11/2022	—	(877)
USD	85,916	EUR	76,000	SCB	1/11/2022	—	(622)
USD	7,650,470	EUR	6,746,000	DB	3/16/2022	—	(41,130)
USD	18,526	GBP	14,000	BNP	1/11/2022	—	(424)
USD	2,877,645	GBP	2,177,000	BNP	3/16/2022	—	(68,140)
USD	1,439,877	JPY	163,800,000	MSI	3/16/2022	15,088	—
						$21,844	$(121,927)

Derivatives Currency Abbreviations
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
USD	U.S. Dollar

Derivatives Abbreviations
BNP	BNP Paribas
CITI	Citibank, N.A.
DB	Deutsche Bank AG
GSI	Goldman Sachs International
MSI	Morgan Stanley & Co. International PLC
OTC	Over-the-counter
33	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

SCB	Standard Chartered Bank
At 12-31-21, the aggregate cost of investments for federal income tax purposes was $148,770,079. Net unrealized appreciation aggregated to $7,319,310, of which $15,239,596 related to gross unrealized appreciation and $7,920,286 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	34

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 12-31-21

Assets
Unaffiliated investments, at value (Cost $148,491,784)	$156,646,285
Unrealized appreciation on forward foreign currency contracts	21,844
Receivable for futures variation margin	19,395
Cash	83,259
Foreign currency, at value (Cost $254,032)	256,015
Collateral held at broker for futures contracts	1,503,766
Collateral segregated at custodian for OTC derivative contracts	70,000
Dividends and interest receivable	1,010,509
Receivable for investments sold	159,226
Other assets	6,234
Total assets	159,776,533
Liabilities
Unrealized depreciation on forward foreign currency contracts	121,927
Payable for investments purchased	199,250
Payable to affiliates
Accounting and legal services fees	6,037
Trustees’ fees	4
Other liabilities and accrued expenses	100,049
Total liabilities	427,267
Net assets	$159,349,266
Net assets consist of
Paid-in capital	$172,687,940
Total distributable earnings (loss)	(13,338,674)
Net assets	$159,349,266

Net asset value per share
Based on 12,223,813 shares of beneficial interest outstanding - unlimited number of shares authorized with $0.01 par value	$13.04
35	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 12-31-21

Investment income
Dividends	$7,776,988
Interest	1,138,782
Less foreign taxes withheld	(615,135)
Total investment income	8,300,635
Expenses
Investment management fees	1,536,285
Accounting and legal services fees	23,117
Transfer agent fees	17,657
Trustees’ fees	42,525
Custodian fees	75,958
Printing and postage	72,114
Professional fees	74,431
Stock exchange listing fees	23,749
Other	18,437
Total expenses	1,884,273
Less expense reductions	(14,528)
Net expenses	1,869,745
Net investment income	6,430,890
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	11,979,806
Futures contracts	(4,448,569)
Forward foreign currency contracts	802,974
Written options	(432,230)
7,901,981
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	3,168,312
Futures contracts	29,727
Forward foreign currency contracts	5,305
3,203,344
Net realized and unrealized gain	11,105,325
Increase in net assets from operations	$17,536,215
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	36

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 12-31-21	Year ended 12-31-20
Increase (decrease) in net assets
From operations
Net investment income	$6,430,890	$4,820,054
Net realized gain (loss)	7,901,981	(22,285,878)
Change in net unrealized appreciation (depreciation)	3,203,344	8,219,727
Increase (decrease) in net assets resulting from operations	17,536,215	(9,246,097)
Distributions to shareholders
From earnings	(7,598,557)	(5,112,494)
From tax return of capital	(6,581,066)	(11,169,625)
Total distributions	(14,179,623)	(16,282,119)
Total increase (decrease)	3,356,592	(25,528,216)
Net assets
Beginning of year	155,992,674	181,520,890
End of year	$159,349,266	$155,992,674
Share activity
Shares outstanding
Beginning of year	12,223,813	12,223,813
End of year	12,223,813	12,223,813
37	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
Period ended	12-31-21	12-31-20	12-31-19	12-31-18	12-31-17
Per share operating performance
Net asset value, beginning of period	$12.76	$14.85	$14.46	$17.64	$16.84
Net investment income[1]	0.53	0.39	0.59	0.63	0.52
Net realized and unrealized gain (loss) on investments	0.91	(1.15)	1.30	(2.31)	1.94
Total from investment operations	1.44	(0.76)	1.89	(1.68)	2.46
Less distributions
From net investment income	(0.62)	(0.42)	(0.67)	(0.86)	(0.49)
From net realized gain	—	—	—	(0.39)	(1.17)
From tax return of capital	(0.54)	(0.91)	(0.83)	(0.25)	—
Total distributions	(1.16)	(1.33)	(1.50)	(1.50)	(1.66)
Net asset value, end of period	$13.04	$12.76	$14.85	$14.46	$17.64
Per share market value, end of period	$13.00	$11.44	$14.91	$13.08	$17.41
Total return at net asset value (%)[2,3]	11.69	(2.99)	13.89	(9.61)	15.15
Total return at market value (%)[2]	24.20	(13.37)	26.41	(17.16)	21.74
Ratios and supplemental data
Net assets, end of period (in millions)	$159	$156	$182	$177	$215
Ratios (as a percentage of average net assets):
Expenses before reductions	1.17	1.18	1.15	1.14	1.13
Expenses including reductions	1.16	1.18	1.14	1.13	1.13
Net investment income	3.98	3.14	3.97	3.83	2.99
Portfolio turnover (%)	120	117	125	96	93

[1]	Based on average daily shares outstanding.
[2]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	38

Notes to financial statements
Note 1—Organization
John Hancock Hedged Equity & Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs,
39	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT

these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of December 31, 2021, by major security category or type:
	Total value at 12-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$10,976,439	$4,981,051	$5,995,388	—
Consumer discretionary	10,605,918	2,845,116	7,760,802	—
Consumer staples	8,721,553	6,494,136	2,227,417	—
Energy	12,257,291	6,998,439	5,258,852	—
Financials	28,616,066	12,413,178	16,202,888	—
Health care	17,906,449	13,159,204	4,747,245	—
Industrials	10,904,487	4,070,138	6,834,349	—
Information technology	15,249,113	8,986,488	6,262,625	—
Materials	6,154,392	1,210,358	4,944,034	—
Real estate	4,177,375	2,933,747	1,243,628	—
Utilities	7,263,789	4,959,820	2,303,969	—
Preferred securities	536,725	—	536,725	—
Exchange-traded funds	192,422	192,422	—	—
Closed-end funds	49,445	49,445	—	—
Foreign government obligations	50,439	—	50,439	—
Corporate bonds	20,654,282	—	20,654,282	—
Convertible bonds	460,058	—	460,058	—
Term loans	570,042	—	570,042	—
Short-term investments	1,300,000	—	1,300,000	—
Total investments in securities	$156,646,285	$69,293,542	$87,352,743	—
ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	40

	Total value at 12-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Derivatives:
Assets
Forward foreign currency contracts	$21,844	—	$21,844	—
Liabilities
Futures	(456,813)	$(456,813)	—	—
Forward foreign currency contracts	(121,927)	—	(121,927)	—
Level 3 includes securities valued at $0. Refer to Fund’s investments.
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
41	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of December 31, 2021, the fund has a short-term capital loss carryforward of $8,088,419 and a long-term capital loss carryforward of $12,580,512 available to offset future net realized capital gains. These carryforwards do not expire.
As of December 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Managed distribution plan. The fund has adopted a managed distribution plan (Plan). Under the current Plan, the fund makes quarterly distributions of an amount equal to $0.2900 per share, which will be paid quarterly until further notice.
Distributions under the Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund’s net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund may also make additional distributions for the purpose of not incurring federal income and excise taxes.
The Board of Trustees may terminate or reduce the amount paid under the Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund’s shares.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly pursuant to the Managed Distribution Plan described above. Capital gain distributions, if any, are typically distributed annually.
ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	42

The tax character of distributions for the years ended December 31, 2021 and 2020 was as follows:
	December 31, 2021	December 31, 2020
Ordinary income	$7,598,557	$5,112,494
Return of capital	6,581,066	11,169,625
Total	$14,179,623	$16,282,119
As of December 31, 2021, there were no distributable earnings on a tax basis.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, investments in passive foreign investment companies, derivative transactions, partnerships and wash sale loss deferrals.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
43	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT

Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended December 31, 2021, the fund used futures contracts to manage against changes in certain securities markets. The fund held futures contracts with USD notional values ranging from $21.3 million to $32.7 million as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended December 31, 2021, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates and to gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging from $11.5 million to $15.4 million as measured at each quarter end.
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying asset at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying asset at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums on
ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	44

purchased options, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
Purchased options are included in the Fund’s investments and are subsequently “marked-to-market” to reflect current market value. If a purchased option expires, the fund realizes a loss equal to the premium paid for the option. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying asset transaction to determine the realized gain (loss). Written options are included as liabilities in the Statement of assets and liabilities and are “marked-to-market” to reflect the current market value. If the written option expires, the fund realizes a gain equal to the premium received. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying asset transaction to determine the realized gain (loss).
During the year ended December 31, 2021, the fund wrote option contracts to generate income from options premiums. The fund held written option contracts with market values ranging up to $236,000 as measured at each quarter end. There were no open written option contracts as of December 31, 2021.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at December 31, 2021 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Equity	Receivable/payable for futures variation margin[1]	Futures	—	$(456,813)
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	$21,844	(121,927)
			$21,844	$(578,740)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund’s investments. Only the year end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2021:
	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Written options	Total
Currency	—	$802,974	—	$802,974
Equity	$(4,448,569)	—	$(432,230)	(4,880,799)
Total	$(4,448,569)	$802,974	$(432,230)	$(4,077,825)
45	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2021:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Total
Currency	—	$5,305	$5,305
Equity	$29,727	—	29,727
Total	$29,727	$5,305	$35,032
Note 4—Guarantees and indemnifications
Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, principally owned subsidiary of John Hancock Life Insurance Company (U.S.A), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to 0.95% of the fund’s average daily gross assets. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended December 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $14,528 for the year ended December 31, 2021.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2021, were equivalent to a net annual effective rate of 0.94% of the fund’s average daily managed net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the year ended December 31, 2021, amounted to an annual rate of 0.01% of the fund’s average daily managed net assets.
ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	46

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
On December 6, 2011, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2022 and December 31, 2022 up to 10% of its outstanding common shares as of December 31, 2021. The current share repurchase plan will remain in effect between January 1, 2022 and December 31, 2022.
During the years ended December 31, 2021 and 2020, the fund had no activities under the repurchase program. Shares repurchased and corresponding dollar amounts, if any, are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases, if any, are included on the Financial highlights.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $184,971,418 and $194,684,100, respectively, for the year ended December 31, 2021.
Note 8—Restricted securities
The fund may hold restricted securities which are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. Disposal may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. The following table summarizes the restricted securities held at December 31, 2021:
Issuer, Description	Original acquisition date	Acquisition cost	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Value as a percentage of net assets	Ending value
Allstar Co-Invest LLC (LLC Interest)	8-1-11	$240,553	236,300	—	—	236,300	0.0%	$0
Note 9—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. However, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate ("SOFR"), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts
47	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT

referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 10—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
Note 11—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	48

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Hedged Equity & Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Hedged Equity & Income Fund (the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
49	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended December 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Income derived from foreign sources was $5,691,627. The fund intends to pass through foreign tax credits of $672,858.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	50

Investment objective, principal investment strategies, and principal risks

Unaudited
Investment Objectives
The Fund’s investment objective is to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets (assets plus borrowings for investment purposes) in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts and Global Depositary Receipts), index-related securities (including exchange traded funds (“ETFs”), options on equity securities and equity indexes, real estate investment structures (including real estate investment trusts (“REITs”)), convertible securities, private placements, convertible preferred stock, rights, warrants, derivatives linked to equity securities or indexes and other similar equity equivalents. The Fund may invest in listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or derivatives linked to, foreign issuers and indexes (including emerging market issuers or indexes). The Fund may invest in foreign issuers and foreign-currency securities without any limitation. The Fund will notify shareholders at least 60 days prior to any change in this 80% policy.
The Fund uses an equity strategy (the “Equity Strategy”) and an actively managed option overlay strategy (the “Option Strategy”) to pursue its investment objective. By combining these two strategies, the Fund seeks to provide investors with a portfolio that will generate attractive long-term total returns with significant downside equity market protection.
The Equity Strategy will seek to provide broad-based exposure to equity markets, while emphasizing downside equity market protection. The goal of the Equity Strategy is a broadly diversified equity portfolio that is generally fully invested and seeks value across all market capitalization ranges, industries and sectors that seeks to participate in and capture the broader equity market returns in rising market conditions, while limiting losses relative to the broader equity markets in declining market circumstances through an effective combination of equity investment strategies.
The Option Strategy will pursue two goals: (i) to generate earnings for current distribution from option premiums; and (ii) downside equity market protection (through the use of U.S. equity index put options). The Option Strategy will seek to enhance risk-adjusted returns, generate earnings from option premiums and reduce overall portfolio volatility. The Fund expects to write index call options on a substantial portion of the Fund’s common stock portfolio, although this amount is expected to vary over time based upon U.S. equity market conditions and other factors, including the Advisor’s and Subadvisor’s assessment of market conditions and the liquidity needs of the Fund to meet quarterly distributions.
The Fund anticipates writing index call options on the S&P 500 Index (the “S&P 500”) with a typical expiration of approximately one month and with call strikes typically set slightly “out-of-the-money” (ranging from approximately 0%-7% above the then-current value of the index). The Fund typically will limit notional exposure of the index call options from 0%-50% of the value of the Fund’s portfolio securities. In certain circumstances or market conditions (including to meet distribution payments), the Subadvisor may write index call options on a lower percentage of the Fund’s portfolio.
The Option Strategy typically will maintain an overall short position on the S&P 500 through its use of index call options. In certain circumstances, the Fund may trade out of its index option positions during an intra-month period to lock in a gain, to limit risk, or to meet distribution payments. The Subadvisor retains the discretion to write call options on indices other than the S&P 500 if it deems this appropriate in particular market circumstances or based upon the Fund’s stock holdings. A meaningful portion of the Fund’s stock holdings will normally consist
51	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

of stocks not included in the indices on which it writes call options. The Fund expects to primarily use listed/exchange-traded options contracts but may also use over-the-counter (“OTC”) options. OTC options may be utilized to obtain exposure to specific strike prices, expiration dates and/or exposure to underlying indices not available in the exchange-traded options market. The Fund may also invest in derivatives such as futures contracts and foreign currency forward contracts.
The Fund may also invest up to 20% of its net assets (plus borrowings for investment purposes) in fixed-income securities and fixed-income related instruments. These fixed-income securities may include non-investment grade (“high yield” or “junk bond”) instruments.”
The manager may also take into consideration environmental, social, and/or governance (“ESG”) factors, alongside other relevant factors, as part of its investment selection process. The ESG characteristics utilized in the Fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible Fund investments.
Principal Risks
As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund’s net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.
The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution level & return of capital risk. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund. For the fiscal year ended December 31, 2021, the fund’s aggregate distributions included a return of capital of $0.54 per share, or 46.41% of aggregate distributions, which could impact the tax treatment of a subsequent sale of fund shares.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other preexisting political, social, and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
ESG integration risk. The manager may consider ESG factors that it deems relevant or additive, along with other material factors and analysis, when selecting investments for the fund. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in the fund’s investment process may change over time, and different ESG
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	52

characteristics may be relevant to different investments. Incorporating ESG criteria and investing in instruments that have certain ESG characteristics, as determined by the Advisor, carries the risk that the fund may perform differently, including underperforming, funds that do not utilize ESG criteria or an ESG investment strategy.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its NAV. A fund bears ETF fees and expenses indirectly.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payment or repay all or any of the principal borrowed. Changes in a security’s credit qualify may adversely affect fund performance. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts and options. Foreign currency forward contracts, futures contracts and options generally are subject to counterparty risk. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
LIBOR discontinuation risk. The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments use as the reference or benchmark rate for interest rate calculations, was discontinued for most maturities at the end of 2021, and is expected to be discontinued on June 30, 2023 for the remaining maturities. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the fund’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Widespread selling of fixed-income securities to satisfy
53	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Real estate investment trust risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	54

ADDITIONAL INFORMATION

Unaudited
The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on May 26, 2011 and are publicly traded on the New York Stock Exchange (the NYSE).
Dividends and distributions
During the year ended December 31, 2021, distributions from net investment income totaling $0.6200 per share and tax return of capital totalling $0.5400 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:
Payment Date	Income Distributions
March 31, 2021	$0.2900
June 30, 2021	0.2900
September 30, 2021	0.2900
December 31, 2021	0.2900
Total	$1.1600
Dividend reinvestment plan
The fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.
If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund’s net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.
There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.
The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.
Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan
55	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

Agent’s website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date. Pursuant to regulatory changes, effective September 5, 2017, the settlement date is changed from three business days after the shares have been sold to two business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.
Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.
Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.
Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.
All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).
Shareholder communication and assistance
If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:
Regular Mail:
Computershare
P.O. Box 505000
Louisville, KY 40233
Registered or Overnight Mail:
Computershare
462 South 4th Street, Suite 1600
Louisville, KY 40202
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	56

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	191
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	191
Trustee
Foresters Financial, Chief Executive Officer (since 2018) and board member (since 2017). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	191
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	2011	191
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	191
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Deborah C. Jackson, Born: 1952	2011	191
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
57	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Steven R. Pruchansky, Born: 1944	2011	191
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	191
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2011	191
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	191
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	58

Non-Independent Trustees[3] (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Marianne Harrison, Born: 1963	2018	191
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2011
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2011
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
59	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

[1]	Mr. Arnott, Ms. Jackson and Mr. Pruchansky serve as Trustees for a term expiring in 2022; Mr. Boyle, Dr. Cunningham, Ms. Fey, Dr. McClellan and Mr. Russo serve as Trustees for a term expiring in 2023; Mr. Burgess, Ms. Harrison and Ms. Rathke serve as Trustees for a term expiring in 2024; Mr. Boyle has served as Trustee at various times prior to date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	60

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
† Non-Independent Trustee
* Member of the Audit Committee
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Wellington Management Company LLP
Portfolio Managers
Robert J. Isch, CFA
Gregg R. Thomas, CFA
Custodian
State Street Bank and Trust Company
Transfer agent
Computershare Shareowner Services, LLC
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
Stock symbol
Listed New York Stock Exchange: HEQ

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.
The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
You can also contact us:
800-852-0218	Regular mail:	Express mail:
jhinvestments.com	Computershare P.O.Box 505000 Louisville, KY 40233	Computershare 462 South 4th Street, Suite 1600 Louisville, KY 40202
61	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

The fund’s investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investment Management at 800-852-0218, or visit the fund’s website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.
The John Hancock funds are distributed by John Hancock Investment Management Distributors LLC. Member FINRA SIPC.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
John Hancock Preferred Income ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management LLC, 200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
MF1976907	P15A 12/21
2/2022

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2021, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for John Hancock Hedged Equity & Income Fund for the audit of the registrant's annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $49,154 for the year ended December 31, 2021 and $47,996 for the year ended December 31, 2020. These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

The aggregate fees for John Hancock Hedged Equity & Income Fund for audit-related fees amounted to $212 for the fiscal year ended December 31, 2021 and $5 for the fiscal year ended December 31, 2020. These fees were billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). The nature of the services provided was related to software licensing fee and internal controls reviews.

(c) Tax Fees

The aggregate fees billed for John Hancock Hedged Equity & Income Fund for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning ("tax fees") amounted to $3,992 for the fiscal year ended December 31, 2021 and $3,914 for the fiscal year ended December 31, 2020. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

(d) All Other Fees

The all other fees for John Hancock Hedged Equity & Income Fund billed to the registrant or control affiliates for products and services provided by the principal accountant were $289 for the year ended December 31, 2021 and $89 and for the year ended December 31, 2020. The nature of the services comprising all other fees is advisory services provided to the investment manager. These fees were approved by the registrant's audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant, for the fiscal period ended December 31, 2021, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates of the registrant were $1,166,225 for the year ended December 31, 2021 and $1,433,666 for the year ended December 31, 2020.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman William H. Cunningham Frances G. Rathke

ITEM 6. SCHEDULE OF INVESTMENTS. (a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit "Proxy Voting Policies and Procedures".

ITEM 8.

PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Wellington Management Company LLP ("Wellington Management") portfolio managers

Management Biographies

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. The information provided is as of the filing date of this N-CSR.

Gregg R. Thomas, CFA

Senior Managing Director and Director of Investment Strategy,

Wellington Management Company LLP since 2002

On Fund team since its inception (2011)

Roberto J. Isch, CFA

Managing Director and Research Manager,

Wellington Management Company LLP since 2012

Joined Fund team in 2019

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2021. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO	Registered Investment		Other Pooled
MANAGER					Other Accounts
	Companies		Investment Vehicles
NAME

	Number of	Total	Number of	Total	Number of	Total
		Assets		Assets		Assets
	Accounts		Accounts		Accounts
		$Million		$Million		$Million

Gregg R.	9	$16,004	14	$2,637	8	$6,004
Thomas,	0*	0*	2*	$1,478*	0*	$0*
CFA

Roberto J.	4	$2,689	9	$15,647	4	$1,835
Isch, CFA	0*	0*	7*	$3,139*	0*	0*

Note: (*) represents the number and value of accounts, within the total accounts that are subject to a performance-based advisory fee.

Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund's managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund ("Investment Professionals") generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mssrs. Thomas and Isch also manage an account which pays performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by an Investment Professional. Therefore, portfolio managers and other investment team members have an incentive to favor accounts that have the potential to provide a higher incentive compensation for them as individuals. Wellington Management manages the conflict created by these incentive arrangements through policies on the allocation of investment opportunities, including the allocation of equity IPOs, as well as after- the-fact monitoring the review of client accounts to assess dispersion among accounts with similar mandates. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

Compensation. Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington Management and the Adviser on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2021. Wellington Management's compensation structure is designed to attract and retain high-caliber investment professional's necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Fund's manager listed in the Prospectus who is primarily responsible for the day-to-day management of the Fund (the "Investment Professional") includes a base salary. The base salary for each Investment Professional who is a partner (a "Partner") of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Investment Professional is determined by the Investment Professional's experience and performance in his role as an Investment Professional. Base salaries for Wellington Management's employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional's manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messr. Thomas is a Partner.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2021, the value of shares beneficially owned by the portfolio managers in the Fund.

Range of
Portfolio Manager	Beneficial
Ownership

Gregg R. Thomas, CFA	$0

Roberto J. Isch, CFA	$0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)Not applicable.

(b)REGISTRANT PURCHASES OF EQUITY SECURITIES

				Maximum
				Number of
			Total Number of	Shares that May
	Total	Average	Shares Purchased	Yet Be
	Number of Shares	Price per	as Part of Publicly	Purchased
Period	Purchased	Share	Announced Plans*	Under the Plans
Jan 21	-	-	-	1,222,381
Feb 21				1,222,381
	-	-	-
Mar 21				1,222,381
	-	-	-
Apr 21				1,222,381
	-	-	-
May 21				1,222,381
	-	-	-
Jun 21				1,222,381
	-	-	-
Jul 21				1,222,381
	-	-	-
Aug 21				1,222,381
	-	-	-
Sep 21				1,222,381
	-	-	-
Oct 21				1,222,381
	-	-	-
Nov 21				1,222,381
	-	-	-
Dec 21	-	-	-	1,222,381
Total
	-	-

*On December 6, 2011, the Board of Trustees approved a share repurchase plan which was subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan the fund may purchase in the open market, between January 1, 2022 and December 31, 2022, up to an additional 10% of its outstanding common shares (based on common shares outstanding as of December 31, 2021).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Registrant's notice to shareholders pursuant to Registrant's exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant's Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Hedged Equity & Income Fund

By:	/s/ Andrew Arnott
------------------------------
Andrew Arnott
President
Date:	February 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
-------------------------------
Andrew Arnott
President
Date:	February 9, 2022
By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer
Date:	February 9, 2022